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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 28, 2005

                            ASTEA INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)

               Delaware                   0-26330            23-2119058
     (State or Other Jurisdiction       (Commission       (I.R.S. Employer
           of Incorporation)            File Number)     Identification No.)

                               240 Gibraltar Road
                           Horsham, Pennsylvania 19044
          (Address of principal executive offices, including zip code)

                                 (215) 682-2500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 28, 2005, Astea International Inc. (the "Registrant") issued a press release announcing the results for its fourth quarter and year ended December 31, 2004, which are set forth in the press release in an Exhibit hereto.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

The following exhibit is filed herewith:

EXHIBIT NO.                        DESCRIPTION OF EXHIBIT
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   99.1          News Release disseminated on March 28, 2005 by the Registrant announcing the financial results for its fiscal 2004 fourth quarter and year ended December 31, 2004.

                                   SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     ASTEA INTERNATIONAL INC.

                                                     By: /s/Rick Etskovitz
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                                                         Rick Etskovitz
                                                         Chief Financial Officer

Dated:   March 28, 2005